                                                                   Exhibit 99.3

In June 2001 Mail-Well, Inc. ("Mail-Well") adopted a new strategic plan and announced a restructuring of its Envelope and Commercial Printing segments, the sale of its Label and Printed Office Products segments and the sales of certain non-strategic operations of its Envelope and Commercial Printing segments.

The accompanying pro forma condensed consolidated income statements present Mail-Well's results for the periods indicated as if the Label and Printed Office Products segments and the non-strategic operations of its Envelope and Commercial Printing segments had been divested January 1, 2000. In addition, all restructuring charges recorded in 2000 and 2001 have been excluded.



                                                          MAIL-WELL, INC.
                                            CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                                             PRO FORMA
                                              (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                      YEAR-ENDED                                   THREE-MONTHS ENDED
                                  -----------------   ----------------------------------------------------------------------------
                                  DECEMBER 31, 2001   DECEMBER 31, 2001    SEPTEMBER 30, 2001     JUNE 30, 2001     MARCH 31, 2001
                                     (UNAUDITED)         (UNAUDITED)          (UNAUDITED)          (UNAUDITED)        (UNAUDITED)
                                  -----------------   ------------------   ------------------     -------------     --------------
Net sales                         $         1,563.8   $            369.0   $            389.6     $       394.3     $        410.9

Gross profit                                  298.1                 70.8                 69.8              77.4               80.1
  Selling, administrative and
   other                                      220.1                 53.1                 53.1              56.0               57.9
  Amortization                                 12.2                  2.8                  3.1               3.3                3.0
                                  -----------------   ------------------   ------------------     -------------     --------------
Operating income                               65.8                 14.9                 13.6              18.1               19.2
  Interest and other expense                   49.3                 10.1                 12.4              13.1               13.7
                                  -----------------   ------------------   ------------------     -------------     --------------
Income before income taxes                     16.5                  4.8                  1.2               5.0                5.5
  Income taxes                                  7.2                  1.8                  0.4               2.5                2.5
                                  -----------------   ------------------   ------------------     -------------     --------------
Net income                        $             9.3   $              3.0   $              0.8     $         2.5     $          3.0
                                  =================   ==================   ==================     =============     ==============

ADDITIONAL INFORMATION:
EBITDA                            $           118.1   $             28.3   $             26.6     $        31.0     $         32.2
                                  =================   ==================   ==================     =============     ==============

Earnings per share - assuming
 dilution                         $            0.19   $             0.06   $             0.02     $        0.05     $         0.06
                                  =================   ==================   ==================     =============     ==============

                NOTES TO PRO FORMA CONDENSED STATEMENTS OF INCOME
                                      2001




1. Results of non-strategic operations of the Envelope and Commercial Printing segments ("Assets Held For Sale") have been excluded. Sales and operating income of the Assets Held For Sale for the periods presented were as follows:


                                    YEAR-ENDED            THREE-MONTHS ENDED
                                    ----------            ------------------
                                     12/31/01     12/31/01      9/30/01      6/30/01     3/31/01
                                     --------     --------      -------      -------     -------

            Sales                   $    112.6   $     30.8   $     27.1   $     26.8   $     27.9

            Operating income        $     10.0   $      2.2   $      2.0   $      3.0   $      2.8



2. Sales to the Discontinued Operations and Assets Held For Sale are included in the reported net sales in the pro forma Condensed Consolidated Statements of Income. These sales are eliminated in the Mail-Well, Inc. Consolidated Statement of Income as intercompany sales.

3. Interest expense has been reduced by the amount of interest deemed attributable to the net assets of the Discontinued Operations and Asset Held For Sale. The reduction in interest expense for the year-ended December 31, 2001 was $31.4 million. Interest expense was reduced $8.1 million, $7.3 million, $7.5 million and $8.5 million for the three-months ended December 31, 2001, September 30, 2001, June 30, 2001 and March 31, 2001, respectively.

4. Restructuring charges recorded by the Commercial Printing and Envelope segments in connection with the 2000 and 2001 restructuring programs were excluded. The restructuring charges recorded for the year-ended December 31, 2001 were $41.8 million. Restructuring charges recorded during the three-months ended December 31, 2001, September 30, 2001 and June 30, 2001 were $18.8 million, $5.4 million, $17.6 million, respectively. There were no restructuring charges for the three-months ended March 30, 2001.

5. Income taxes have been provided at an effective tax rate applicable to Mail-Well's results excluding Discontinued Operations, Assets Held For Sale and restructuring charges.

6. Sales, operating income and EBITDA for the Envelope and Commercial Printing segments, excluding Asset Held For Sale, are presented below:



                                     YEAR ENDED                        THREE-MONTHS ENDED
                                    ------------                       ------------------
                                      12/31/01       12/31/01        9/30/01       6/30/01         3/31/01
                                      --------       --------        -------       -------         -------
             NET SALES
             ---------
              Envelope              $      784.9   $      187.6   $      191.1   $      197.2    $      209.0

              Commercial Printing          784.6          182.8          200.0          198.2           203.6

              Intercompany sales            (5.7)          (1.4)          (1.5)          (1.1)           (1.7)
                                    ------------   ------------   ------------   ------------    ------------

              Total                 $    1,563.8   $      369.0   $      389.6   $      394.3    $      410.9
                                    ============   ============   ============   ============    ============

             OPERATING INCOME
             ----------------
              Envelope              $       79.3   $       21.8   $       16.9   $       19.6    $       21.0

              Commercial Printing           15.9            2.2            3.1            5.0             5.6

              Corporate                    (29.4)          (9.1)          (6.4)          (6.5)           (7.4)
                                    ------------   ------------   ------------   ------------    ------------

                                    $       65.8   $       14.9   $       13.6   $       18.1    $       19.2
                                    ============   ============   ============   ============    ============

             EBITDA
             ------
              Envelope              $       99.9   $       27.0   $       22.1   $       24.7    $       26.1

              Commercial Printing           41.4            8.5            9.6           11.2            12.1

              Corporate                    (23.2)          (7.2)          (5.1)          (4.9)           (6.0)
                                    ------------   ------------   ------------   ------------    ------------

                                    $      118.1   $       28.3   $       26.6   $       31.0    $       32.2
                                    ============   ============   ============   ============    ============

                                                          MAIL-WELL, INC.
                                            CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                                             PRO FORMA
                                              (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                       YEAR-ENDED                                THREE-MONTHS ENDED
                                   -----------------  ----------------------------------------------------------------------------
                                   DECEMBER 31, 2000  DECEMBER 31, 2000    SEPTEMBER 30, 2000      JUNE 30, 2000    MARCH 31, 2000
                                       (UNAUDITED)       (UNAUDITED)           (UNAUDITED)          (UNAUDITED)       (UNAUDITED)
                                   -----------------  -----------------    ------------------      -------------    --------------
Net sales                          $        1,719.4   $           446.7    $            451.3      $       414.4    $        407.0

Gross profit                                  349.9                91.6                  88.9               82.6              86.9
  Selling, administrative and
   other                                      227.5                59.8                  59.0               55.3              53.5
  Amortization                                 11.9                 5.0                   2.3                2.3               2.3
                                   ----------------   -----------------    ------------------      -------------    --------------
Operating income                              110.5                26.8                  27.6               25.0              31.1
  Interest and other expense                   57.2                16.3                  14.3               14.7              11.9
                                   ----------------   -----------------    ------------------      -------------    --------------
Income before income taxes                     53.3                10.5                  13.3               10.3              19.2
  Income taxes                                 19.2                 3.8                   4.8                3.7               6.9
                                   ----------------   -----------------    ------------------      -------------    --------------
Net income                         $           34.1   $             6.7    $              8.5      $         6.6    $         12.3
                                   ================   =================    ==================      =============    ==============
ADDITIONAL INFORMATION:

EBITDA                             $          166.9   $            41.3    $             45.0      $        37.8    $         42.8
                                   ================   =================    ==================      =============    ==============

Earnings per share - assuming
 dilution                          $           0.69   $            0.14    $             0.17      $        0.13    $         0.24
                                   ================   =================    ==================      =============    ==============

                NOTES TO PRO FORMA CONDENSED STATEMENTS OF INCOME
                                      2000


1. Results of the Label and Printed Office Products segments ("Discontinued Operations") have been excluded. Sales and operating income of the Discontinued Operations for the periods presented were as follows:


                              YEAR-ENDED                THREE-MONTHS ENDED
                              ----------               ------------------
                               12/31/00     12/31/00    9/30/00      6/30/00     3/31/00
                               --------     --------    -------      -------     -------

            Net sales         $   601.6    $   152.7   $   158.2    $   160.8   $   129.9

            Operating income       44.6         10.7         8.4         13.8        11.7


2. Results of non-strategic operations of the Envelope and Commercial Printing segments ("Assets Held For Sale") have been excluded. Sales and operating income of the Assets Held For Sale for the periods presented were as follows:


                              YEAR-ENDED                 THREE-MONTHS ENDED
                              ----------                 ------------------
                               12/31/00    12/31/00      9/30/00     6/30/00     3/31/00
                               --------    --------      -------     -------     -------

            Net sales         $   120.0    $    29.4   $    29.5    $    30.5   $    30.6

            Operating income       13.5          2.8         3.0          3.6         4.1


3. Sales to the Discontinued Operations and Assets Held For Sale are included in the reported net sales in the pro forma Condensed Consolidated Statements of Income. These sales had been eliminated in the Mail-Well, Inc. Consolidated Statement of Income as intercompany sales.

4. Interest expense has been reduced by the amount of interest deemed attributable to the net assets of the Discontinued Operations and Asset Held For Sale. The reduction in interest expense for the year ended December 30, 2000 was $32.2 million. Interest expense was reduced $8.2 million, $8.4 million, $8.9 million and $6.7 million for the three-months ended December 30, 2000, September 30, 2000, June 30, 2000 and March 31, 2000, respectively.

5. Restructuring charges recorded by the Commercial Printing and Envelope segments in connection with its 1998 and 2000 restructuring programs were excluded. The restructuring charges recorded for the year ended December 30, 2000 were $6.2 million. Restructuring charges recorded during the three-months ended December 30, 2000 and September 30, 2000 were $5.4 million, $0.8 million, respectively. There were no restructuring charges for the three-months ended June 30, 2000 and March 31, 2000.

6. Income taxes have been provided at an effective tax rate applicable to Mail-Well's results excluding Discontinued Operations, Assets Held For Sale and restructuring charges.

7. Sales, operating income and EBITDA for the Envelope and Commercial Printing segments, excluding Asset Held For Sale, are presented below:

                                    YEAR ENDED                     THREE-MONTHS ENDED
                                    ----------                     ------------------
                                     12/31/00      12/30/00      9/30/00        6/30/00       3/31/00
                                     --------      --------      -------        -------       -------
             NET SALES
             ---------
               Envelope            $     803.9   $     213.9   $     204.7    $     197.9   $     187.4
               Commercial
                Printing                 919.6         233.8         248.2          217.2         220.4
               Intercompany sales         (4.1)         (1.0)         (1.6)          (0.7)         (0.8)
                                   -----------   -----------   -----------    -----------   -----------
               Total                   1,719.4         446.7         451.3          414.4         407.0
                                   ===========   ===========   ===========    ===========   ===========
             OPERATING INCOME
             ----------------
               Envelope                   85.0          25.2          22.1           17.9          19.8
               Commercial
                Printing                  52.6          12.2          11.3           13.1          16.0
               Corporate                 (27.1)        (10.6)         (5.8)          (6.0)         (4.7)
                                   -----------   -----------   -----------    -----------   -----------
                                         110.5          26.8          27.6           25.0          31.1
                                   ===========   ===========   ===========    ===========   ===========
             EBITDA
             ------
               Envelope                  104.5          30.3          26.9           23.2          24.1
               Commercial
                Printing                  83.3          18.3          23.8           19.4          21.8
               Corporate                 (20.9)         (7.3)         (5.7)          (4.8)         (3.1)
                                   -----------   -----------   -----------    -----------   -----------
                                         166.9          41.3          45.0           37.8          42.8
                                   ===========   ===========   ===========    ===========   ===========